Nationwide Life Insurance Company • Nationwide VLI Separate Account-7

Prospectus supplement dated September 12, 2011 to

prospectus dated May 1, 2011;

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
Effective on or about September 30, 2011, Baring International Investment Limited will no longer be the subadviser for the Nationwide Variable Insurance Trust – NVIT Emerging Markets Fund.  The new subadviser to that fund will be The Boston Company Asset management, LLC.

2.
Effective on or about September 30, 2011, OppenheimerFunds, Inc. will no longer be the subadviser for the Nationwide Variable Insurance Trust – Oppenheimer NVIT Large Cap Growth Fund.  The new subadviser for that fund will be The Boston Company Asset management, LLC.  Additionally, the fund's name will change to Nationwide Variable Insurance Trust –NVIT Large Cap Growth Fund.